UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1 to Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 8, 2009
Vitran Corporation Inc.

(Exact name of registrant as specified in its charter)

ONTARIO, CANADA	000-26256	98-0358363

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 The West Mall, Suite 701, Toronto, Ontario, Canada	M9C 5L5

(Address of principal executive offices)	(Zip code)
(Registrant’s telephone number, including area code) 416-596-7664
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Amendment No. 1 to Form 8-K/A amends our current report on Form 8-K filed with the Securities and Exchange Commission on May 28, 2009.
Item 1.01 Entry into a Material Definitive Agreement
Vitran Corporation Inc. (the “Company”) and certain of its subsidiaries entered into Amendment No. 5 to the July 31, 2007 Credit Agreement (the “Amending Agreement”) led by JPMorgan Chase Bank, N.A., as agent (the “Agent”), and other lenders that are parties thereto (the “Lending Group”). The Amending Agreement was dated as of May 8, 2009 and became effective May 27, 2009. The Amending Agreement amends the original credit agreement dated July 31, 2007 (the “Original Credit Agreement”) among the Company, certain of its subsidiaries, the Agent, and the Lending Group. The Original Credit Agreement continues in full force and effect, other than as amended by the Amending Agreement and (i) Amendment No. 1 to Credit Agreement dated as of January 21, 2008, (ii) Amendment No. 2 to Credit Agreement dated as of April 10, 2008, (iii) Amendment No. 3 to Credit Agreement dated as of December 30, 2008, and (iv) Amendment No. 4 to Credit Agreement dated as of March 6, 2009.
The following is a summary of the material terms of the amendments to the Original Credit Agreement, as amended by the Amending Agreement:
•	On May 27, 2009, the date the Amending Agreement became effective, Export Development Canada (“EDC”) agreed to provide the Lending Group two financial security guarantees with respect to $12.2 million in letters of credit, in effect guaranteeing to the Lending Group payment of $12.2 million in letters of credit in the event the Company is in default of the terms and conditions of its credit facilities. The first EDC guarantee will expire on February 15, 2010 and the second on April 15, 2010, however both guarantees can be extended at EDC’s discretion.

•	In addition, the Amending Agreement altered the definition of funded debt to effectively remove the $12.2 million of guaranteed letters of credit from the calculation of funded debt when measuring certain financial covenants.

•	The letter of credit fee for the specific $12.2 million of EDC guaranteed letters of credit was decreased to 62.5 basis points.
The foregoing description of the Amending Agreement does not purport to be complete and is qualified in its entirety by reference to the Amending Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
The following exhibits are attached hereto:

Exhibit No.	Description
10.1	Amendment No. 5 to Credit Agreement dated May 8, 2009, by and among Vitran Corporation Inc. and certain subsidiaries, JPMorgan Chase Bank, N.A., as Agent, and the Banks named therein. (1)

(1)	Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on May 28, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VITRAN CORPORATION INC.
	By:	/s/ Sean P. Washchuk
		Name:	Sean P. Washchuk
Date: September 18, 2009		Title:	Vice President Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit
10.1	Amendment No. 5 to Credit Agreement dated May 8, 2009, by and among Vitran Corporation Inc. and certain subsidiaries, JPMorgan Chase Bank, N.A., as Agent, and the Banks named therein. (1)

(1)	Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on May 28, 2009